Naked Boxer Brief Clothing Inc.
Interim Financial Statements
Three months ended
April 30, 2012 and April 30, 2011
(Unaudited)
(Expressed in United States Dollars)

Naked Boxer Brief Clothing Inc.

Financial Statements
Three months ending April 30, 2012 and April 30, 2011
(Unaudited)
(Expressed in United States Dollars)

Naked Boxer Brief Clothing Inc

Contents

Financial Statements

Naked Boxer Brief Clothing Inc
Balance Sheets

(Expressed in US Dollars)

	April 30, 2012
	(unaudited)	January 31, 2012

ASSETS
Current assets
Cash	$8,420	$50,356
Accounts receivable, net of allowance for doubtful accounts of $1,774 and $4,000, respectively	32,014	37,991
Inventory	99,126	68,840
Prepaid expenses	26,899	3,850

Total current assets	166,459	161,037

Long term assets
Property and equipment, net	1,071	1,371
Intangible assets, net	59,294	24,302

TOTAL ASSETS	$226,824	$186,710

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current liabilities
Accounts payable	$137,000	$103,222
Notes payable	235,836	59,308
Related party payables	68,187	62,610
TOTAL LIABILITIES	441,023	225,140

SHAREHOLDERS' EQUITY (DEFICIENCY)
Common stock, no par value	638,972	638,972
Accumulated deficit	(839,804)	(667,930)
Accumulated Other Comprehensive Income (loss)	(13,367)	(9,472)

TOTAL SHAREHOLDERS' DEFICIENCY	(214,199)	(38,430)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIENCY	$226,824	$186,710

The accompanying notes are an integral part of these unaudited financial statements.

Naked Boxer Brief Clothing Inc.
Statements of Operations

(Expressed in US Dollar)

For the three months ended,	April 30, 2012	April 30, 2011
Net sales	$26,122	$29,909
Cost of sales	9,939	18,445
Gross profit	16,183	11,464
Operating Expenses
General and administrative expenses	183,771	48,680
Depreciation and amortization	953	702
Foreign currency transactions	(1,555)	-
Total operating expenses	183,169	49,382
Operating loss	(166,986)	(37,918)
Other income (expense)
Interest	(2,672)	(816)
Finance charges	(2,235)	(153)
Miscellaneous income	19	391
Total other income (expense)	(4,888)	(578)
Net Loss	$(171,874)	$(38,496)
Other comprehensive income (loss)
Foreign currency translation adjustments, net of tax	$(3,459)	$26,878
Comprehensive income (loss)	$(175,333)	$(11,618)
Basic and diluted net loss per share	$(0.03)	$(0.01)
Weighted average shares used in computing basic and diluted net loss per share	6,069,251	2,964,828

The accompanying notes are an integral part of these unaudited financial statements.

Naked Boxer Brief Clothing Inc.
Statements of Cash Flows

(Expressed in US Dollars)

For the three months ended,	April 30, 2012	April 30, 2011
Cash flows from operating activities
Net loss	$(171,874)	$(38,496)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation of property, plant, and equipment	329	223
Amortization of intangible assets	624	478
Provision for doubtful accounts	-	632
Increase (decrease) in cash resulting from change in:
Accounts receivable	6,829	10,089
Prepaid expenses	(22,631)	(1,432)
Inventory	(28,188)	17,607
Checks in excess of cash balance	-	(8,748)
Accounts payable	30,795	(591)
Related party payables	3,977	(17,249)

Net cash used in operating activities	(180,139)	(37,487)

Cash flows from investing activities
Acquisition of intangible assets	(35,027)	-

Net cash used in investing activities	(35,027)	-
Cash flows from financing activities
Payments to repurchase shares	-	(2)
Proceeds from notes payable	175,000	9,603
Proceeds from line of credit	-	27,886
Net cash provided by financing activities	175,000	37,487

Effect of exchange rate changes on cash	(1,770)	-

Net decrease in cash	(41,936)	-

Cash at beginning of period	50,356	-

Cash at end of period	$8,420	$-
Supplemental disclosure of cash flow information
Cash paid for interest	$527	$639
Cash paid for taxes	-	-
Non-cash financing activities
Related party payable refinancing to note payable	-	9,845
Forgiveness of related party payable recorded in retained earnings	-	22,813

The accompanying notes are an integral part of these unaudited financial statements.

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

1.	Organization and Nature of Business

Description of Business

Naked Boxer Brief Clothing Inc. (the “Company”) was incorporated under the federal laws of Canada on May 21, 2009 as In Search of Solutions Inc. and changed its corporate name on May 17, 2010. The Company commenced business operations on September 1, 2010. The Company operates out of Abbotsford, British Columbia, Canada and manufactures and sells direct and wholesale undergarments in Canada to consumers and retailers.

Going Concern

These unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which assumes that the Company will continue to realize its assets and discharge its obligations and commitments in the normal course of operations. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.

As at April 30, 2012, the Company had not yet achieved profitable operations, had a working capital deficiency, and expects to incur further losses in the development of its business, which casts substantial doubt about the Company’s ability to continue as a going concern. To remain a going concern, the Company will be required to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations as they come due. Management plans to obtain the necessary financing through the issuance of equity or debt to existing shareholders. Should the Company not be able to obtain this financing, it may need to substantially scale back operations or cease business. The unaudited financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Reporting Currency and Foreign Currency

The functional currency of the Company is Canadian dollars (CAD). Transaction amounts denominated in currencies other than Canadian dollars are translated into their Canadian dollar equivalents at exchange rates prevailing at the transaction dates. Gains and losses on transactions or settlements are recognized in the statement of operations.

These financial statements have been presented in US dollars, which is the Company’s reporting currency. These financial statements have been translated from Canadian dollars to US dollars using the exchange rate at the balance sheet date for assets and liabilities and a weighted average exchange rate over the reporting period for revenues, expenses, gains and losses. Translation adjustments are recorded as accumulated other comprehensive income (loss) in stockholders’ equity.

At April 30, 2012, sales and operations in the Unites States had not yet commenced.

Segment Reporting

The Company used several factors in identifying and analyzing reportable segments, including the basis of organization, such as differences in products and services, and geographical areas. The Company has determined that as of April 30, 2011 and April 30, 2012, there is only a single reportable segment.

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

2.	Basis of Presentation

The accompanying unaudited interim financial statements have been prepared in accordance with the accounting principles generally accepted in the United States (“GAAP”) for interim financial information, using the same accounting policies and methods as used in the annual financial statements for the year ended January 31, 2012. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for fair presentation of statement of financial position, results of operations and cash flows for the interim periods presented. Operating results for the three months ended April 30, 2012 are not necessarily indicative of the results that may be expected for the year ended January 31, 2013.

The balance sheet at January 31, 2012 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by United States generally accepted accounting principles for annual financial statements.

These unaudited financial statements should be read in conjunction with the most recent audited financial statements of the Company for the year ended January 31, 2012.

3.	Earnings Per Share

The basic and diluted net loss per share was computed using the weighted-average number of shares of common stock outstanding during the period, less any shares subject to repurchase or forfeiture. There were no shares of common stock subject to repurchase or forfeiture for the three months ended April 30, 2012 and 2011. Because the Company is in a net loss position, it has excluded stock warrants from the calculation of diluted net loss per share because these securities are anti-dilutive for all periods presented.

Net loss per share was determined as follows:

	April 30,	April 30,
	2012	2011
	(unaudited)	(unaudited)
Numerator
Net loss	$(171,874)	$(38,496)
Denominator
Weighted average common shares outstanding	6,069,251	2,964,828
Basic and diluted net loss per share	$(0.03)	$(0.01)
Weighted average anti-dilutive securities not included in diluted loss per share
Weighted average warrants outstanding	100,000	350,000

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

4.	Accounts Receivable

On October 6 2011, the Company entered into a factoring agreement with Liquid Capital Exchange Corp (“the factor”) whereby it sells select accounts receivable with recourse. The factor purchases eligible accounts receivable at a discount of 3.75% and is further discounted by 1/8 of 1% if the number of days elapsed from the date of purchase of the receivable exceeds 28 days. The Company bears the risk of credit loss on the receivables at all times. These receivables are accounted for as a secured borrowing arrangement and not as a sale of financial assets. Factor expense charged to operations for the three months ended April 30, 2012 was $2,235 (recorded as finance charges on the income statement) (2011: $153).

Under the terms of the agreement, the factor may make advances to the Company of amounts representing up to 80% of the net amount of eligible accounts receivable. The factor facility is secured by a general security agreement over all the Company’s personal property and interests. As of April 30, 2012 the amount of the factored receivables was $9,866.

On July 26, 2012 the Company terminated the factoring agreements and bought back all amounts outstanding under the factoring agreement for a total of $31,555. As a result of the termination of the factoring agreement the Company recorded additional finance charges of $890. Pursuant to the termination of the factoring agreement the Company has been released from the general security agreement.

5.	Inventory

Inventory of the Company consisted of the following at April 30, 2012 and January 31, 2012:

	April 30, 2012	January 31, 2012
Finished goods - Underwear	$55,592	$51,463
Raw materials	43,534	17,377
Total inventory	$99,126	$68,840

Balances are recorded at historical cost, less amounts for potential declines in value. Management has determined that no inventory reserve or writedowns are required as at April 30, 2012 and January 31, 2012.

6.	Property and Equipment

Property and equipment of the Company consisted of the following at April 30, 2012 and January 31, 2012:

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

	April 30, 2012	January 31, 2012
Furniture & equipment	$1,442	$1,408
Computer equipment	1,198	1,169
Less: Accumulated depreciation	(1,569)	(1,206)
Total property and equipment	$1,071	$1,371

Depreciation expense for the three months ended April 30, 2012 and 2011 was $329 and $224, respectively.

7.	Intangible Assets

Intangible assets of the Company consisted of the following at April 30, 2012 and January 31, 2012:

	April 30 2012	January 31, 2012
Trade Names/Trademarks	$24,684	$23,066
Website	37,775	3,707
Less: accumulated amortization	(3,165)	(2,471)
Total Intangible Assets	$59,294	$24,302

The Company has $33,977 of capitalized costs related to a new website that has not been placed in service. The Company will begin to amortize the capitalized website costs when the new website is placed in service, which is expected to be some time in September of 2012.

Amortization expense on the Company’s existing website for the three months ended April 30, 2012 and 2011 was $624 and $478 respectively. The remaining amortization expense of $633 will be taken in the year ended January 31, 2013.

8.	Related Party Payables

At April 30, 2012 the Company had advances from shareholders in the amount of $68,187 (January 31, 2012: $62,610). All shareholder advances are unsecured and payable on demand. The table below summarizes the balance and interest rate of the advance at April 30, 2012 and January 31, 2012:

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

	April 30, 2012	January 31, 2012

Advance, bearing interest at 19.50% per annum	$5,810	$11,741
July 25, 2011 advance, bearing interest at 3.50% per annum	20,955	20,286
December 18, 2010 advance, bearing interest at 4.00% per annum	10,752	10,405
Advance, non-interest bearing	29,651	19,184
May 2, 2011 advance, non-interest bearing, payable upon Company holding greater than $356,762 in cash or cash equivalents	1,019	994
	68,187	62,610
Less: current portion	(68,187)	(62,610)

	$-	$-

During the three months ending April 30, 2012 and 2011 the Company incurred interest expense on the shareholder advances of $788 and $533 respectively.

During the period ending April 30, 2011, a shareholder forgave $22,813 of their long term debt and this amount was recorded as an adjustment to the accumulated deficit.

9.	Notes Payable

On January 16, 2012, the Company entered into a note payable for $50,000 with Search By Headlines.com Corp. The note bears simple interest of 8% per annum, calculated monthly, with interest payable at maturity. Addendums were issued in conjunction with this note to advance the Company additional funds for working capital purposes, adding $25,000 to the balance on April 4, 2012 and $150,000 on April 11, 2012. The notes were due in full on June 30, 2012 and are secured by a general security agreement over all the Company’s personal property and interests. The Company is currently in default under the terms of the agreement, however as detailed in Note 12, Search by Headlines.com Corp. is continuing to provide the Company with additional advances in contemplation of the merger agreement. At April 30, 2012 the outstanding balance of these notes including accrued interest was $226,896 (January 31, 2012: $50,000).

During the year ended January 31, 2012 a related party payable of $8,940 was refinanced and is currently reflected in notes payable as the lender is no longer a related party. The note is unsecured, and non-interest bearing, payable upon the Company holding greater than $356,762 in cash or cash equivalents.

10.	Commitments

The Company is committed to a lease agreement of payments of $1,274 per month, plus strata, property taxes, and utilities costs until September 30, 2012. The remaining lease payments under this agreement as of April 30, 2012 are $6,371 (January 31, 2012: $9,948). The Company incurred rent expense associated with this lease agreement of $3,769 during the three months ended April 30, 2012 ($3,849 during the three months ended April 30, 2011).

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

11.	Stockholders’ Equity

Authorized

The following table shows the share classes of common stock authorized for issuance and their corresponding rights and privileges:

Common Stock	Authorized
Share Class	Number of Shares	Voting Rights	Par Value	Other
Class A	Unlimited	Voting	No Par Value
Class B	Unlimited	Non-Voting	No Par Value
Class C	Unlimited	Non-Voting	No Par Value	Convertible into Class A
Class D	Unlimited	Voting	No Par Value
Class E	Unlimited	Non-Voting	No Par Value
Class F	Unlimited	Non-Voting	No Par Value
Class G	Unlimited	Non-Voting	No Par Value
Class H	Unlimited	Non-Voting	No Par Value
Class I	Unlimited	Non-Voting	No Par Value
Class J	Unlimited	Non-Voting	No Par Value

Upon liquidation or dissolution, the remaining property of the corporation shall be distributed pro rata among the holders of the Class “A” Common shares, the Class “B” Common shares, the Class “C” Common shares, the Class “F” Common shares, the Class “G” Common shares, the Class “H” Common shares, the Class “I” Common shares, and the Class “J” Common shares. The holders of class D and E common shares will not be entitled to participate in the distribution of the remaining property of the corporation.

Holders of each class of common stock shall be entitled to non-cumulative dividends at such times and in such amounts as the directors of the Company may declare, and to the exclusion of the shares of any other class.

Class C common shareholders have given proxy to the president of the Company. Pursuant to a shareholders resolution dated May 11, 2011, revocation of this proxy can occur if the Company does not meet the certain annual performance milestones described below. In addition, Class C common shares would then convert to Class A shares and 1,860,320 Series E common shares held by a director and officer of the Company would be cancelled and returned to the treasury, as discussed below. The Class C common shares are convertible by the Company at any time into Class A common shares on a one-for-one basis.

Upon execution of the acquisition agreement subsequent to April 30, 2012 (Note 12), these terms and conditions of the Class C and Class B shares will no longer be effective.

Issued and Outstanding

As of April 30, 2012 and January 31, 2012, the Company had the following shares of common stock issued and outstanding:

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

	April 30, 2012		January 31, 2012
	Shares	Amount	Shares	Amount
Class B common stock	1,005,000	$96,580	1,005,000	$96,580
Class C common stock	1,300,000	127,954	1,300,000	127,954
Class D common stock	690,100	67	690,100	67
Class E common stock	2,630,820	276,802	2,630,820	276,802
Class F common stock	443,331	137,569	443,331	137,569
	6,069,251	$638,972	6,069,251	$638,972

Equity Transactions

No shares were issued during the three months ended April 30, 2012.

During the year ended January 31, 2012:

i)

the Company issued 50,000 Class C common shares at CAD $0.15 per share (translated on the transaction date as US $0.147 per share) for gross proceeds of $7,363. This transaction was the result of the exercising of 50,000 Class C warrants issued during the year ended January 31, 2011.

ii)	the Company repurchased 5,100 Class D common shares from a former officer of the Company for $2 consideration. These shares were returned to the treasury and cancelled.

iii)

pursuant to a directors resolution dated May 11, 2011, a director and officer of the Company was granted 1,860,320 Series E common shares as part of an incentive-based compensation package. These shares are transferrable but were subject to cancellation if certain Company performance targets were not met. The performance target dates were over five years and were subject to an annual review whereby 20% of these shares could be cancelled at each annual review if the milestone had not been met. Upon execution of the acquisition agreement subsequent to January 31, 2012 (Note 12), the cancellation provisions of these shares were no longer effective and the shares were no longer subject to performance milestones. Consequently, the fair value of these equity based awards was recorded as compensation expense in the amount of $195,036 in the financial statements for the year ended January 31, 2012. The fair value of CAD $0.10 per share (translated on the transaction date as US $0.105 per share) was determined by previous share offerings of the same or similar share classes.

iv)

the Company granted 675,000 Series E common shares to officers and directors of the Company for management services rendered. The Company determined that the fair value on the grant date of these shares was $70,767 and recorded the entire amount as compensation expense in the financial statements for the year ended January 31, 2012. The fair value of CAD $0.10 (translated on the transaction date as US $0.105 per share) per share was determined by previous share offerings of the same or similar share classes.

v)

the Company granted 40,000 Series E common shares to directors of the Company for director fees earned. The Company determined that the fair value on the grant date of these shares was $4,177 and recorded the entire amount as compensation expense in the financial statements for the year ended January 31, 2012. The fair value of CAD $0.10 per share (translated on the transaction date as US $0.104 per share) was determined by previous share offerings of the same or similar share classes.

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

vi)

the Company granted 5,500 Series E common shares to a customer of the Company. Sales to the customer were not contingent upon the issuance of shares. The Company determined that the fair value on the grant of these shares was $577. The fair value of CAD $0.10 per share (translated on the transaction date as US $0.105 per share) was determined by previous share offerings of the same or similar share classes.

vii)

the Company issued 443,331 Class F common shares at CAD $0.30 per share (translated on the transaction date as US $0.31 per share) for gross proceeds of $137,569. As part of an incentive structure for investments, subscribers were issued 50,000 Series G share purchase warrants when the total investment by a single subscriber was greater than CAD $30,000. Pursuant to this arrangement, 100,000 warrants were issued in connection with this private placement. Each Series G share purchase warrant entitles the holder thereof the right to purchase one Series F common share at CAD $0.75 per share until July 26, 2014. The warrants were accounted for as equity and included in the net share capital of the Class F common shares.

Share Purchase Warrants

At April 30, 2012 and January 31, 2012, there were 100,000 share purchase warrants outstanding entitling the holders thereof the right to purchase 100,000 Class G common shares at CAD $0.75 per share. Half of the Class G warrants will expire on July 26, 2014 and the other half will expire on August 24, 2014.

12.	Customer Concentrations

The Company has concentrations in the volume of business transacted with a particular customer. The loss of this customer could have an adverse affect on the Company’s business. During the three months ended April 30, 2012 and 2011, the Company had concentrations of sales with one customer equal to 0% and 11%, respectively, of total revenues. There were no outstanding receivables from this customer as of April 30, 2012 and January 31, 2012.

13.	Subsequent Events

Reverse Takeover of Search By Headlines.com Corp

On July 30, 2012, the Company closed an acquisition agreement (the “Agreement”) with Search by Headlines.com Corp. (“SBH”), a company incorporated in the State of Nevada, pursuant to which SBH acquired all of the issued and outstanding securities of the Company in exchange for 13,500,000 shares of SBH.

At Closing, 100,000 outstanding share purchase warrants exercisable for common shares of the Company were converted into share purchase warrants exercisable for common shares of SBH at an exchange ratio equal to 1:21451. The exercise price of the warrants will remain unchanged at $0.75 per share and the expiry date will be July 30, 2014.

Naked Boxer Brief Clothing Inc.

Notes to Interim Financial Statements
(Expressed in US Dollars)
Unaudited

Following the acquisition of the shares of the Company, SBH’s business has become the manufacture and sales of direct and wholesale undergarments to consumers and retailers. As the former shareholders of the Company will control the board and management of SBH after the closing of the transaction, the Acquisition will be accounted for as a reverse recapitalization of the Company. Following accounting rules applicable to a reverse acquisition, the Company is considered the accounting acquirer and the financial statements will be presented as a continuation of the Company. In order to facilitate the merger, the Company will be incorporated in the State of Nevada.

The Company will pay a finder’s fee of $35,676 in connection with the acquisition to a related party.

Subsequent to April 30, 2012 the Company has been advanced an additional $150,000 in loans from SBH. As of July 30, 2012, the total principal outstanding under the Loan Agreement was $375,000.

On July 12, 2012 the Company obtained an advance of $195,934. The advance bears interest at 12% and is due on demand at anytime on or after August 31, 2012. The advance is personally guaranteed by the Chief Executive Officer of the Company and secured by all of his Class E and Class D common shares of the Company. Subsequent to the completion of the acquisition agreement with SBH, the Company may issue 150,000 warrants on SBH common stock exercisable at $0.25 per share and 100,000 warrants on SBH common stock exercisable at $0.50 per share with a term of three years to release the CEO from his guarantee obligations. As of July 30, 2012, there was $196,168 outstanding under the advance.

Share based compensation

(a)

Subsequent to April 30, 2012, Naked issued 63,321 shares of Class E common stock fair valued at $13,563, in addition to $8,238 cash, to extinguish debt of $21,372. This resulted in a loss of $429. The fair value of the Class E shares was based on the last traded transaction of our stock which was the acquisition agreement between Naked Boxer Brief Clothing Inc. and Search By Headlines.com Corp.

(b)

Subsequent to April 30, 2012, Naked entered into an agreements with various consultants whereby 147,602 shares were issued and recorded at market value based on the last offering of the stock, which was the acquisition agreement between Naked Boxer Brief Clothing Inc. and Search By Headlines.com Corp. The value of these transactions were $31,500.

(c)

Subsequent to April 30, 2012, Naked paid share compensation of $3,000 to a Board Director for consideration for work as a director of Naked up to the date of the acquisition. 14,006 shares were issued and recorded at market value based on the last offering of the stock, which was the acquisition agreement between Naked Boxer Brief Clothing Inc. and Search By Headlines.com Corp.